ANNUAL REPORT

               TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND C

Transamerica Occidental Separate Account Fund C's total return for 1995 was 52.84% after fees compared to a total return of 37.58% for the S&P 500. The Fund's 5-year compound annual return is 26.13% after fees, or a total return of 219.21% versus the S&P 500 compound annual return of 16.59%, or a total return of 115.46%. Performance was strong across all areas of the Fund's investments.

In contrast to 1994, 1995 was a plentiful year for the financial markets as many fundamental factors fell into perfect alignment. The economy slowed, inflation worries abated, the Federal Reserve eased, and interest rates fell. These factors set the stage for an explosive rally in the stock market. Investors flocked to equity funds to take advantage of these favorable conditions pouring over $100 billion into equity mutual funds -- an all-time record.

The outlook for 1996 is for continued economic growth with low inflation. Productivity gains and fierce worldwide competition will continue to keep inflation in check. Real economic growth should slow to a more sustainable pace of 2.0% to 2.5%. Stock market returns should be good but perhaps not as easy to come by as in 1995.

The Fund's strategy of being a long-term investor in preeminent companies will continue in 1996. Investments in companies like Intel, Microsoft, Walt Disney, and Gillette are one of the reasons the Fund has achieved compound returns in excess of 25%. These companies are not only leading American companies, but over the years, have developed into leading international companies.


                                                         [SIGNATURE]

                                                         Gary U. Rolle
                                                         Chairman,
                                                         Board of Managers
                                                         Transamerica
                                                         Occidental's
                                                         Separate Account Fund C

                       TABLE OF ACCUMULATION UNIT VALUES

                                 Accumulation
End of Quarter                     Unit Value
                                 ------------
December, 1985.................   $ 2.952498
March, 1986....................     3.411132
June, 1986.....................     3.650298
September, 1986................     3.219560
December, 1986.................     3.293354
March, 1987....................     3.973170
June, 1987.....................     4.338086
September, 1987................     4.775859
December, 1987.................     3.708451
March, 1988....................     4.334971
June, 1988.....................     4.865491
September, 1988................     5.053693
December, 1988.................     4.958858
March, 1989....................     5.378070
June, 1989.....................     6.190418
September, 1989................     6.892439
December, 1989.................     6.623246
March, 1990....................     6.464164
June, 1990.....................     6.868643
September, 1990................     5.454107
December, 1990.................     5.884997
March, 1991....................     7.293164
June, 1991.....................     7.220767
September, 1991................     7.543333
December, 1991.................     8.280727
March, 1992....................     8.255356
June, 1992.....................     8.091654
September, 1992................     8.389207
December, 1992.................     9.384407
March, 1993....................     9.911080
June, 1993.....................    10.297556
September, 1993................    11.486086
December, 1993.................    11.467367
March, 1994....................    11.092828
June, 1994.....................    10.580454
September, 1994................    11.536962
December, 1994.................    12.290689
March, 1995....................    13.994468
June, 1995.....................    16.422538
September, 1995................    18.967824
December, 1995.................    18.785670

The table above covers the period from December, 1985 to December 31, 1995. The results shown should not be considered a representation of the gain or loss which may be realized from an investment made in the Fund today.

               TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND C
                    PORTFOLIO OF INVESTMENTS/DECEMBER 31, 1995

Number
  of                                             Market
Shares               Common Stock               Value(1)
-------    ---------------------------------  -----------
           CONSUMER & BUSINESS
           SERVICES 19.4%
25,000     Autodesk Inc.                      $   856,250
22,000     Broderbund Software, Inc.*           1,336,500
15,000     CUC International*                     511,875
16,000     Intuit, Inc.*                        1,248,000
12,000     Microsoft Corporation*               1,053,000
                                              -----------
                                                5,005,625
           FINANCIAL SERVICES 8.5%
22,000     Franklin Resources Inc.              1,108,250
54,000     Schwab (Charles) Inc.                1,086,750
                                              -----------
                                                2,195,000
           INDUSTRIAL TECHNOLOGY 17.7%
26,000     Dell Computer Corp.*                   900,250
30,000     Intel Corporation                    1,702,500
30,000     Millipore Corporation                1,233,750
23,437     Molex Incorporated, CI A               717,758
                                              -----------
                                                4,554,258
           INDUSTRIAL GROWTH/
           SPECIAL SITUATIONS 12.4%
12,000     Briggs & Stratton Corp.                520,500
18,000     Gillette Company                       938,250
31,250     Mattel, Inc.                           960,938
12,000     United Healthcare Inc.                 784,500
                                              -----------
                                                3,204,188

Number
  of                                            Market
Shares               Common Stock              Value(1)
-------    ---------------------------------  -----------
           TELECOMMUNICATIONS &
           ENTERTAINMENT 11.7%
16,000     Motorola Inc.                          912,000
46,000     Silver King Communications Inc.*     1,598,500
25,000     Tele-Communications, Inc.*             496,875
                                              -----------
                                                3,007,375
           TRANSACTION PROCESSING 12.3%
32,359     First Data Corporation               2,164,008
30,000     Transaction Systems Architect*       1,012,500
                                              -----------
                                                3,176,508
           TRAVEL & LEISURE 15.5%
20,000     Disney (Walt) Company                1,177,500
82,500     Host Marriott Corporation*           1,082,812
50,000     Mirage Resorts Inc.*                 1,725,000
                                              -----------
                                                3,985,312
           TOTAL COMMON STOCK (97.6%)         $25,128,266
           Cash, Cash Equivalents and
           Receivables Less Liabilities
           (2.4%)                                 609,779
                                              -----------
           NET ASSETS (100%)                  $25,738,045
                                              ===========

---------------

(1) Common stocks are valued at the last closing price for securities traded on a national stock exchange and the bid price for unlisted securities.

 *  Indicates non-income producing stocks.

See notes to financial statements.

               TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND C
                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1995

ASSETS:
Investment in common stock -- at market value (cost $12,384,471)..............   $25,128,266
Cash and cash equivalents.....................................................       600,190
Dividends and interest receivable.............................................        17,064
Miscellaneous accounts receivable.............................................         1,800
                                                                                 -----------
     TOTAL ASSETS.............................................................   $25,747,320
                                                                                 ===========
LIABILITIES:
Due to Transamerica Occidental's general account..............................   $     9,275
                                                                                 -----------
     TOTAL LIABILITIES........................................................         9,275
NET ASSETS....................................................................   $25,738,045
                                                                                 ===========
Net assets attributable to variable annuity contractholders -- 1,340,888.90
  units at $18.785670 (Note E)................................................   $25,189,496
Reserves for retired annuitants (Note C)......................................       548,549
                                                                                 -----------
                                                                                 $25,738,045
                                                                                 ===========

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                     Year Ended December 31,
                                                                    --------------------------
                                                                       1995           1994
                                                                    -----------    -----------
Net investment loss..............................................   $  (208,742)   $  (129,480)
Net realized gain from security transactions.....................     1,213,189      1,234,135
Net unrealized appreciation of investments.......................     8,056,995         64,204
                                                                    -----------    -----------
Net increase in net assets resulting from operations.............     9,061,442      1,168,859
Variable annuity deposits (net of sales and administration
  expenses and applicable state premium taxes)...................         4,460         18,728
Payments to Contract Owners:
  Annuity payments...............................................       (62,747)       (48,557)
  Terminations and withdrawals...................................      (559,646)      (476,885)
Adjustment for mortality guarantees on retired annuitants........        27,121         21,659
                                                                    -----------    -----------
Total increase in net assets.....................................     8,470,630        683,804
Balance at beginning of year.....................................    17,267,415     16,583,611
                                                                    -----------    -----------
Balance at end of year...........................................   $25,738,045    $17,267,415
                                                                    ===========    ===========

See notes to financial statements.

               TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND C
                            STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1995

NET INVESTMENT INCOME
  INCOME:
     Dividends..................................................................  $   84,254
     Interest...................................................................      20,579
                                                                                  ----------
       Total investment income..................................................     104,833
  EXPENSES (Note A):
     Investment management services.............................................      67,198
     Mortality and expense risk charges.........................................     246,377
                                                                                  ----------
       Total expenses...........................................................     313,575
                                                                                  ----------
  Net investment loss...........................................................    (208,742)
                                                                                  ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Realized gain from security transactions......................................   1,213,189
  Change in unrealized appreciation of investments..............................   8,056,995
                                                                                  ----------
  Net realized and unrealized gain on investments...............................   9,270,184
                                                                                  ----------
       Net increase in net assets resulting from operations.....................  $9,061,442
                                                                                  ==========

See notes to financial statements.

               TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND C

                         NOTES TO FINANCIAL STATEMENTS

NOTE A -- ACCOUNTING POLICIES

     The fund is registered under the Investment Company Act of 1940 as an open-end diversified investment company. The funds investment objective is long-term capital growth.

Investment in Securities

     Common stocks are valued at the last closing price for securities traded on a national stock exchange and the bid price for unlisted securities. The cost of securities purchased (excluding short-term investments) and proceeds from sales aggregated $4,047,672 and $4,977,340 in 1995. Investments in common stocks have a cost basis for federal income tax purposes of $12,384,471 at December 31, 1995. The Fund had gross unrealized gains of $12,743,795 at December 31, 1995 related to these investments. Realized gains and losses on investments are determined using the average cost method.

Cash Equivalents

     Cash equivalents consist of money market funds invested daily from excess cash balances on deposit.

Federal Income Taxes

     Operations of the Fund will form a part of, and be taxed with, those of Transamerica Occidental Life, which is taxed as a "life insurance company" under the Internal Revenue Code. The Fund will not be taxed as a regulated investment company under subchapter M of the Internal Revenue Code. As under current law, income from assets maintained in the Fund for the exclusive benefit of participants is in general not subject to federal income tax, Transamerica Occidental Life will not charge the Fund for income taxes applicable to its investment in the Fund.

Expenses

     The value of the Fund has been reduced by charges on each Valuation Date for investment management services on the basis of an annual rate of 0.3% and mortality and expense risks on the basis of an annual rate of 1.1%. These charges are paid to Transamerica Occidental Life.

Other

     The fund follows industry practice and records security transactions on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.

NOTE B -- TRANSAMERICA OCCIDENTAL LIFE INVESTMENT

     As of December 31, 1995, Transamerica Occidental Life had deposited $1,000,000 (current value of $19,169,930) in the Fund under an amendment to the California Insurance Code which permits domestic life insurers to allocate amounts to such accounts. Transamerica Occidental Life is entitled to withdraw all but $100,000 of its proportionate share of the Fund, in whole or in part, at any time.

NOTE C -- RESERVES FOR RETIRED ANNUITANTS

     Reserves for retired annuitants are computed using The Annuity Table for 1949, ultimate, two year age setback and an assumed investment earnings rate of 3-1/2%.

NOTE D -- REMUNERATION

     No remuneration was paid during 1995 by Transamerica Occidental's Separate Account Fund C to any member of the Board of Managers or officers of Fund C or any affiliated person of such members or officers.

FINANCIAL HIGHLIGHTS

     Selected data for an accumulation unit outstanding throughout each year are as follows:

                                               1995         1994         1993        1992       1991
                                              -------     --------     --------     ------     ------
Investment income............................ $  .070     $   .071     $   .080     $ .144     $ .121
Expenses.....................................    .256         .161         .146       .118       .101
                                              -------     --------     --------     ------     ------
Net investment income........................   (.151)       (.090)       (.066)      .026       .020
Net realized and unrealized gain on
  investments................................   6.646         .914        2.149      1.077      2.376
                                              -------     --------     --------     ------     ------
     Net increase in
       accumulation unit value...............   6.495         .824        2.083      1.103      2.396
Accumulation unit value:
  Beginning of year..........................  12.291       11.467        9.384      8.281      5.885
                                              -------     --------     --------     ------     ------
  End of year................................ $18.786     $ 12.291     $ 11.467     $9.384     $8.281
                                              =======      =======      =======     ======     ======
Ratio of expenses to average accumulation
  fund balance...............................    1.41 %       1.43 %       1.43 %     1.43%      1.43%
Ratio of net investment (loss) income to
  average accumulation fund balance..........    (.94)%       (.80)%       (.65)%      .31%       .28%
Portfolio turnover...........................   18.11 %      30.84 %      42.04 %    43.07%     32.90%
Number of accumulation units outstanding
  at end of year (000 omitted)...............   1,341        1,373        1,412      1,452      1,472

               TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND C

                         REPORT OF INDEPENDENT AUDITORS

Unitholders and Board of Managers, Transamerica Occidental's Separate Account Fund C
Board of Directors, Transamerica Occidental Life Insurance Company

We have audited the accompanying statement of assets and liabilities of Transamerica Occidental's Separate Account Fund C, including the portfolio of investments, as of December 31, 1995, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements are the responsibility of Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Transamerica Occidental's Separate Account Fund C at December 31, 1995, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

Los Angeles, California
February 8, 1996

            TRANSAMERICA
        OCCIDENTAL'S SEPARATE               [LOGO]
           ACCOUNT FUND C

        MANAGERS AND OFFICERS

DONALD E. CANTLAY, Manager
RICHARD N. LATZER, Manager
DeWAYNE W. MOORE, Manager
GARY U. ROLLE, Chairman of the Board
PETER J. SODINI, Manager                  TRANSAMERICA
BARBARA A. KELLEY, President              OCCIDENTAL'S
PAUL L. NORRIS, Vice President            SEPARATE
SALLY S. YAMADA, Treasurer and            ACCOUNT FUND C
  Assistant Secretary                     ANNUAL FINANCIAL
THOMAS M. ADAMS, Secretary                REPORT
REGINA M. FINK, Assistant Secretary       DECEMBER 31, 1995

Distributor:

Transamerica Financial Resources,
  Inc.
1150 South Olive
Los Angeles, California 90015-2211
Tel. (800) 245-8250

Custodian:

Mellon Bank Securities Trust
1 Mellon Bank Ctr.
Pittsburgh, PA 15258
Tel. (800) 234-6356

Auditors:

Ernst & Young LLP
515 South Flower Street
Los Angeles, California 90071
Tel. (213) 977-3200

Transamerica Occidental     [LOGO]
Life Insurance Company
1150 South Olive
Los Angeles,
California 90015-2211
Phone (800) 821-9090

This report cannot be used as sales literature.

TFM 1037 Ed. 2-96